EPIPHANY FFV STRATEGIC INCOME FUND

Class A shares: EPIAX
Class I Shares: EPICX

a series of
Epiphany Funds
200 N. Mesquite Street, Suite 205
Arlington, TX 76011

Supplement dated May 29, 2018

To the Fund’s Prospectus and Statement of Additional Information each dated March 1, 2018

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The Board of Trustees of the Epiphany Funds (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Epiphany FFV Strategic Income Fund (the “Fund”), a series of the Trust, would be reorganized into the Eventide Limited-Term Bond Fund (the “Acquiring Fund”), a series of Mutual Fund Series Trust (“MFST”) (the “Reorganization”), subject to approval by the Fund’s shareholders.  The Board determined that the Reorganization is in the best interests of the shareholders of the Fund and will recommend approval of the Reorganization to the Fund’s shareholders. The Fund utilizes Trinity’s FFV Scorecard® screening based on the principles of Biblically Responsible Investing and Eventide will provide its own ethical values screening to the Acquiring Fund.

The Fund and the Acquiring Fund are expected to have substantially similar investment objectives, principal investment strategies, and risks. While Trinity Fiduciary Partners, LLC (“Trinity”) is the Fund’s investment advisor and Dana Investment Advisors, Inc. (“Dana”) serves as the Fund’s investment sub-advisor, both Trinity and Dana would serve as sub-advisors to the Acquiring Fund. Eventide Asset Management, LLC (“Eventide”) would serve as investment advisor to the Acquiring Fund.

Under the proposed Reorganization, which is subject to shareholder approval, the Fund’s shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that the Reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Fund shareholders as a result of the Reorganization.

Information describing the Reorganization and soliciting the vote of shareholders on the Reorganization is expected to be mailed in July 2018.  If the Reorganization is approved by shareholders, the Reorganization is expected to occur in the third quarter of 2018. The materials will describe the Reorganization and the expected date of the Reorganization with more specificity.  Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s current Prospectus.

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This Supplement and the existing Prospectus and SAI dated March 1, 2018, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 1, 2018 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-320-2185.

4825-6840-8166.1